UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 10, 2003


SMTEK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-08101
(Commission File Number)

33-0213512
(IRS Employer Identification No.)


200 Science Drive
Moorpark, California                                 93021
(Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:     (805) 532-2800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)















Item 5.     Other Events and Required FD Disclosure.

     On June 10, 2003, SMTEK International, Inc. issued a press release announcing the appointment of Edward Smith and Robert Howard to SMTEK's Board of Directors to fill the vacancies created by the resignations of Oscar "Bud" Marx and Clay Biddinger. A copy of SMTEK's press release is filed as Exhibit
99.1 hereto and is incorporated herein.

Item 7.     Financial Statements and Exhibits.

           (c)     Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number          Description of Exhibit

99.1                    Press release, dated June 10, 2003.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  June 10, 2003

SMTEK INTERNATIONAL, INC.


By:            /s/ Kirk A. Waldron
Name:          Kirk A. Waldron
Its:           Senior Vice President
               Chief Financial Officer

EXHIBIT INDEX

Exhibit Number          Description

99.1          Press release, dated June 10, 2003.